Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

949.542.1330

doug.naylor@qlogic.com

QLOGIC REPORTS FOURTH QUARTER

AND FISCAL YEAR 2014 RESULTS

ALISO VIEJO, Calif., May 1, 2014—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended March 30, 2014.

Net revenue for the fourth quarter of fiscal 2014 was $115.7 million, compared to $116.9 million in the same quarter last year, and included approximately $1 million of revenue associated with the NetXtreme II Ethernet business that was acquired from Broadcom Corporation in March 2014. Revenue from Advanced Connectivity Platforms increased to $101.1 million in the fourth quarter of fiscal 2014 from $97.0 million in the same quarter last year. Revenue from Legacy Connectivity Products was $14.6 million during the fourth quarter of fiscal 2014 compared to $19.9 million in the same quarter last year.

“I am very pleased with our execution and financial performance during the fourth quarter. We delivered net revenue above the midpoint of our guidance range. In addition, we achieved non-GAAP income from continuing operations per diluted share at the high end of our guidance range,” said Prasad Rampalli, president and chief executive officer, QLogic. “The acquisition of the NetXtreme II Ethernet business from Broadcom is both strategic and financially compelling, and positions QLogic for expanded market opportunities. We expect total revenue to grow between 10% and 12% during fiscal 2015.”

Loss from continuing operations on a GAAP basis for the fourth quarter of fiscal 2014 was $46.8 million, or $0.54 per diluted share, compared to income from continuing operations of $29.6 million, or $0.33 per diluted share, for the fourth quarter of fiscal 2013. Loss from continuing operations on a GAAP basis for the fourth quarter of fiscal 2014 included $56.5 million of special charges and $14.7 million of incremental tax charges. The special charges are comprised of $15.5 million related to restructuring activities and $41.0 million for the portion of a license payment attributed by the company to the use of the related technology in a period prior to the date of the previously announced patent license agreement. The incremental tax charges consisted of valuation allowances related to deferred tax assets for state tax credits and net operating loss carryforwards. Income from continuing operations on a non-GAAP basis for the fourth quarter of fiscal 2014 increased to $20.8 million, or $0.24 per diluted share, from $15.6 million, or $0.17 per diluted share, for the fourth quarter of fiscal 2013.

Net revenue for fiscal 2014 was $460.9 million compared to $484.5 million in fiscal 2013. Loss from continuing operations on a GAAP basis for fiscal 2014 was $18.3 million, or $0.21 per diluted share, compared to income from continuing operations of $73.6 million, or $0.78 per diluted share in fiscal 2013. Income from continuing operations on a non-GAAP basis for fiscal 2014 increased to $82.8 million, or $0.94 per diluted share, from $76.1 million, or $0.81 per diluted share in fiscal 2013.

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fourth quarter fiscal 2014 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Prasad Rampalli, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com. Phone access to participate in the conference call is available at (866) 409-1556, pass code: 1865120.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends and our belief that the acquisition from Broadcom is strategic and financially compelling, and positions us for expanding market opportunities and that revenue will grow consistent with our expectations) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 30, 2014	March 31, 2013	March 30, 2014	March 31, 2013
Net revenues	$115,720	$116,914	$460,907	$484,538
Cost of revenues	39,422	37,798	150,800	159,180

Gross profit	76,298	79,116	310,107	325,358

Operating expenses:
Engineering and development	36,598	40,206	147,010	156,097
Sales and marketing	16,410	20,562	68,367	78,512
General and administrative	9,399	7,948	32,097	32,899
Special charges	56,524	—	74,853	—

Total operating expenses	118,931	68,716	322,327	267,508

Operating income (loss)	(42,633)	10,400	(12,220)	57,850

Interest and other income, net	1,492	1,072	3,260	4,007

Income (loss) from continuing operations before income taxes	(41,141)	11,472	(8,960)	61,857

Income tax expense (benefit)	5,638	(18,163)	9,306	(11,704)

Income (loss) from continuing operations	(46,779)	29,635	(18,266)	73,561

Loss from discontinued operations, net of income taxes	—	—	—	(425)

Net income (loss)	$(46,779)	$29,635	$(18,266)	$73,136

Income (loss) from continuing operations per share:
Basic	$(0.54)	$0.33	$(0.21)	$0.79
Diluted	$(0.54)	$0.33	$(0.21)	$0.78

Loss from discontinued operations per share:
Basic	$—	$—	$—	$(0.01)
Diluted	$—	$—	$—	$—

Net income (loss) per share:
Basic	$(0.54)	$0.33	$(0.21)	$0.78
Diluted	$(0.54)	$0.33	$(0.21)	$0.78

Number of shares used in per share calculations:
Basic	87,017	90,684	87,612	93,560
Diluted	87,017	91,105	87,612	93,998

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME (LOSS) FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 30, 2014	March 31, 2013	March 30, 2014	March 31, 2013
GAAP income (loss) from continuing operations	$(46,779)	$29,635	$(18,266)	$73,561
Items excluded from GAAP income (loss) from continuing operations:
Stock-based compensation	4,591	7,068	22,638	30,363
Amortization of acquisition-related intangible assets	1,408	243	2,138	973
Amortization of license fee	133	—	133	—
Acquisition-related charges	1,517	—	1,517	—
Special charges	56,524	—	74,853	—
Gains recognized on previously impaired investment securities	(425)	—	(425)	—
Special income tax benefits (1)	—	(19,338)	—	(19,338)
Other income tax effects	3,783	(1,978)	219	(9,422)

Total non-GAAP adjustments	67,531	(14,005)	101,073	2,576

Non-GAAP income from continuing operations	$20,752	$15,630	$82,807	$76,137

Income (loss) from continuing operations per diluted share:
GAAP income (loss) from continuing operations	$(0.54)	$0.33	$(0.21)	$0.78
Adjustments	0.78	(0.16)	1.15	0.03

Non-GAAP income from continuing operations	$0.24	$0.17	$0.94	$0.81

Number of shares used in non-GAAP per diluted share calculations	87,819	91,105	88,111	93,998

(1)	Comprised of benefits associated with adjustments to certain tax positions previously subject to an IRS examination and the retroactive reinstatement of the federal research tax credit.

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Year Ended
	March 30, 2014	March 31, 2013	March 30, 2014	March 31, 2013
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$267	$533	$1,349	$2,372
Amortization of acquisition-related intangible assets	1,408	243	2,138	973
Amortization of license fee	133	—	133	—
Acquisition-related charges	802	—	802	—

Total cost of revenue adjustments	2,610	776	4,422	3,345

Operating expenses:
Engineering and development:
Stock-based compensation	1,848	3,140	10,918	13,584
Sales and marketing:
Stock-based compensation	1,063	1,636	5,337	6,853
General and administrative:
Stock-based compensation	1,413	1,759	5,034	7,554
Acquisition-related charges	715	—	715	—
Special charges	56,524	—	74,853	—

Total operating expense adjustments	61,563	6,535	96,857	27,991

Interest and other income:
Gains recognized on previously impaired investment securities	(425)	—	(425)	—

Total non-GAAP adjustments before income taxes	63,748	7,311	100,854	31,336

Income taxes:
Special income tax benefits	—	(19,338)	—	(19,338)
Other income tax effects	3,783	(1,978)	219	(9,422)

Total income tax adjustments	3,783	(21,316)	219	(28,760)

Total non-GAAP adjustments	$67,531	$(14,005)	$101,073	$2,576

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	March 30, 2014	March 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$91,258	$95,532
Marketable securities	186,783	359,974

Total cash and marketable securities	278,041	455,506
Accounts receivable, net	65,213	66,135
Inventories	18,036	20,160
Deferred tax assets	15,080	13,036
Other current assets	16,590	24,381

Total current assets	392,960	579,218

Property and equipment, net	84,912	96,336
Goodwill and purchased intangible assets, net	264,010	115,030
Deferred tax assets	32,827	31,992
Other assets	23,554	2,587

	$798,263	$825,163

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,657	$29,668
Accrued compensation	26,956	27,453
Accrued taxes	981	4,559
Deferred revenue	3,954	4,676
Other current liabilities	16,123	7,651

Total current liabilities	78,671	74,007

Accrued taxes	17,095	10,772
Other liabilities	9,071	6,107

Total liabilities	104,837	90,886

Stockholders’ equity:
Common stock	214	212
Additional paid-in capital	958,008	932,557
Retained earnings	1,672,071	1,690,337
Accumulated other comprehensive income	435	1,887
Treasury stock	(1,937,302)	(1,890,716)

Total stockholders’ equity	693,426	734,277

	$798,263	$825,163

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Year Ended
	March 30, 2014	March 31, 2013
Cash flows from operating activities:
Net income (loss)	$(18,266)	$73,136
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	32,523	28,630
Stock-based compensation	22,638	30,363
Deferred income taxes	(3,637)	(110)
Asset impairments	8,022	—
Other non-cash items	2,729	3,954
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	899	10,635
Inventories	6,660	(436)
Other assets	(19,013)	(3,346)
Accounts payable	4,376	(3,555)
Accrued compensation	(1,511)	(873)
Accrued taxes, net	9,855	(37,314)
Other liabilities	11,516	(3,919)

Net cash provided by operating activities	56,791	97,165

Cash flows from investing activities:
Purchases of available-for-sale securities	(342,921)	(298,621)
Proceeds from sales and maturities of available-for-sale securities	510,816	308,947
Purchases of property and equipment	(27,550)	(46,765)
Acquisition of businesses	(157,352)	—

Net cash used in investing activities	(17,007)	(36,439)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	8,711	8,250
Excess tax benefits from stock-based awards	53	177
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,739)	(5,635)
Purchases of treasury stock	(47,785)	(131,426)
Payments for credit facility commitment fee	(298)	—
Payments for debt issuance costs	—	(1,076)

Net cash used in financing activities	(44,058)	(129,710)

Net decrease in cash and cash equivalents	(4,274)	(68,984)

Cash and cash equivalents at beginning of year	95,532	164,516

Cash and cash equivalents at end of year	$91,258	$95,532

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 30, 2014	March 31, 2013	March 30, 2014	March 31, 2013
Advanced Connectivity Platforms	$101,085	$96,966	$386,738	$399,416
Legacy Connectivity Products	14,635	19,948	74,169	85,122

	$115,720	$116,914	$460,907	$484,538